SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934


Date of Report (Date of earliest event reported) October 27, 1997



                                  AVITAR, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                   0-20316              06-1174053
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   (State or other jurisdiction  (Commission        (IRS Employer
     of incorporation)            File Number)    Identification No.)



                          65 Dan Road, Canton, MA 02021
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (617) 821-2440

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Item 2. Acquisition or Disposition of Assets.

                  On October 27, 1997, the Registrant closed the sale of substantially all of the assets of the Registrant's Managed Health Benefits
(MHB) subsidiary for $1.3 million. This sale was made to a national managed care company.



Item 7. Exhibits.

         (c)  Exhibits

         (2)      Asset  Purchase  Agreement  made as of October 24, 1997 by and
                  among  Prompt   Associates,   Inc.,  Managed  Health  Benefits
                  Corporation, and Avitar, Inc.

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





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               AVITAR, INC.
                                              (Registrant)


Date: October 30, 1997                         By:  /s/J.C. LEATHERMAN, JR.
                                                   ---------------------------
                                                   J.C. LEATHERMAN, JR.
                                                   Chief Financial Officer



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